UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                          FORM 8-K

                       Current Report

            Pursuant to Section 13 or 15(d) of the
              Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): July 14, 2000


                Regulation S-K Item 304(a) (3),

                  HANOVER GOLD COMPANY, INC.
    (Exact name of registrant as specified  in its charter)






           Delaware                                   11-2740461
(State or other jurisdiction of              (I.R.S. Employer Identification
incorporation or organization)                             No.)


424 S. Sullivan Rd., Suite #300, Veradale, WA             99037
(Address of principal executive offices)                (Zip code)





Registrant's telephone number, including area code:  (509) 891-8817

ITEM 4. CHANGES IN THE REGISTRANT'S CERTIFYING ACCOUNTANTS


     On July 14, 2000, the Board of Directors of Hanover Gold Company, Inc. (the "Company" or the "Registrant") engaged DeCoria, Maichel, & Teague P.S. to serve as the Company's independent accountants for the fiscal year ending December 31, 2000. Concurrently, the Board of Directors dismissed Williams and Webster, P.S., the Company's previous independent accountants. The engagement of DeCoria, Maichel, & Teague P.S. and the dismissal of Williams and Webster, P.S. was pursuant to a resolution approved and passed by the Company's Board of Directors.


     During the two fiscal years ended December 31, 1999 and 1998, and the subsequent interim period proceeding the dismissal, (i) there were no disagreements with Williams and Webster, P.S. or BDO Seideman LLP, the Registrant's independent accountants prior to Williams and Webster, P.S., on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to its satisfaction would have caused it to make reference in connection with its report to the subject matter of the disagreement, and (ii) Williams and Webster, P.S. and BDO Seideman LLP have not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a) (1) (v).


     The accountants' report of Williams and Webster, P.S. and BDO Seideman LLP, as of and for the years ended December 31, 1999 and 1998, respectively, did not contain any adverse opinions or disclaimer of opinions, but were qualified as to the uncertainty of the Company's ability to continue as a going concern.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     No financial statements are included in this filing

     Exhibits:

     Exhibit 16.1: Letter from BDO Seidman LLP pursuant to Regulation S-K Item 304(a) (3), dated February 7, 2000 and incorporated by reference to the registrant's current report on Form 8-K dated February 4, 2000.

     Exhibit 16.2: Letter from Williams & Webster, P.S. subject to Regulation S-K Item 304(a) (3), dated July 13, 2000

[Letterhead]

July 13, 2000

Securities and Exchange Commission
450 Fifth Street SW
Washington, D.C. 20549

Re:     Hanover Gold Company, Inc.
     Commission File Number 0-023022

Dear Sirs:

We are in agreement with the statements made above by the registrant in its Form 8-K dated July 6, 2000.

Our independent auditor's report on the financial statements of Hanover Gold Company, Inc. for the year ended December 31, 1999 has contained no adverse opinion or disclaimer of opinion, nor was it modified as uncertainty, audit scope, or accounting principles.

There were no disagreements with Hanover Gold Company, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Sincerely,

/s/ Williams & Webster, P.S.

    Williams & Webster, P.S.

                                       SIGNATURE

     Pursuant the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


HANOVER GOLD COMPANY, INC.
          (Registrant)

Date: July 14, 2000 By: /S/ HOBART TENEFF
                        HOBART TENEFF
                        President